EXHIBIT 20.1


OAKWOOD MORTGAGE INVESTORS, INC. 2000-D                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #  6
REMITTANCE REPORT                                                                                        Page 1 of 6
REPORTING MONTH:                       May-01



                                              Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                             Ending           Scheduled
Principal             Scheduled      Prepaid           Liquidated     Pre-Funding     Principal        Gross            Servicing
Balance               Principal      Principal         Principal                      Balance          Interest         Fee
-----------------------------------------------------------------------------------------------------------------------------------
 198,845,951.80    (163,010.88)     (904,279.87)     (197,022.15)                    197,581,638.90    2,065,617.63     165,704.96
===================================================================================================================================


    Scheduled                                                  Amount
    Pass Thru             Liquidation       Reserve            Available for
    Interest              Proceeds          Fund Draw          Distribution
-------------------------------------------------------------------------------
    1,899,912.67          147,499.51          0.00             3,280,407.89
===============================================================================


                      Pre-Funding Account
-------------------------------------------------------------------------------
Beginning Principal   Principal   To      Distribution To      Ending Principal
Balance               Deposit     Seller  Certificate Holder   Balance
-------------------------------------------------------------------------------
 0.00                  0.00        0.00    0.00                   0.00
===============================================================================


                                       Certificate Account
------------------------------------------------------------------------------------------------

Beginning                 Deposits                                   Investment    Ending
Balance         Principal         Interest         Distributions     Interest      Balance
------------------------------------------------------------------------------------------------

571,032.82     1,244,813.61       1,793,810.95    (3,508,864.47)     1,641.54      102,434.45
================================================================================================


                        P&I Advances at Distribution Date
-------------------------------------------------------------------------------

      Beginning              Recovered            Current            Ending
       Balance               Advances            Advances           Balance
-------------------------------------------------------------------------------

  1,864,806.00          1,864,806.00      1,937,109.15       1,937,109.15
===============================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 2000-D                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT # 6
REMITTANCE REPORT                                                                                        Page 2 of 6
REPORTING MONTH:                                         May-01


Class B Crossover Test                                                                         Test Met?
--------------------------------------------------------------------------                     ---------------

(a) Remittance date on or after July 2005                                                            N


(b) Average 60 day Delinquency rate <=              5.5%                                             Y




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                July 2005 - Dec. 2006               7%                                               N
                Jan. 2007 - Dec. 2007               8%                                               N
                Jan. 2008 - June 2009               9.5%                                             N
                July 2009 and After                 10.5%                                            N


(e) Current realized loss ratio <=                  3.00%                                            Y

(f) Does subordinated cert. percentage equal or
     exceed                                         55.970%
     of stated scheduled pool balance

                Beginning M balances                                             34,310,000.00

                Beginning B balances                                             21,444,000.00

                Overcollateralization                                             9,483,715.70
                                                                          ---------------------
                                                                                 65,237,715.70
                Divided by beginning pool
                balance                                                         198,845,951.80
                                                                          ---------------------
                                                                                       32.808%       N
                                                                          =====================


 Average 60 day delinquency ratio:


                            Over 60s           Pool Balance               %
                       --------------------------------------------------------
 Current Mo                 11,937,258.67          197,581,638.90       6.04%
 1st Preceding Mo            8,085,303.78          198,845,951.80       4.07%
 2nd Preceding Mo            5,473,813.24          200,270,280.81       2.73%
                                                       Divided by         3
                                                                  -------------
                                                                        4.28%
                                                                  =============












 Cumulative loss ratio:

                        Cumulative losses              180,845.52
                                          ------------------------
 Divided by Initial Certificate Principal          214,445,098.09      0.084%
                                                                  =============




 Current realized loss ratio:

                       Liquidation                 Pool

                             Losses               Balance
                       -------------------------------------------
 Current Mo                     49,522.64          198,845,951.80
 1st Preceding Mo               92,479.97          200,270,280.81
 2nd Preceding Mo               15,744.89          202,925,998.12
                       -------------------------------------------
                               157,747.50          200,680,743.58
                                                                       0.314%
                                                                  =============

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT # 6
REMITTANCE REPORT                                                                                        Page 3 of 6
REPORTING MONTH:                                           May-01



                                                                    Delinquency Analysis

                                          31 to 59 days            60 to 89 days         90 days and Over       Total Delinq.
                No. of    Principal                Principal           Principal                Principal            Principal
                Loans     Balance         #        Balance         #   Balance           #      Balance      #       Balance
                -------------------------------------------------------------------------------------------------------------------
Excluding Repos  4,513   194,431,132.53   211   7,676,873.06    125   4,692,358.85    107    4,094,393.45     443    16,463,625.36

          Repos     82     3,150,506.37     0           0.00      2     132,960.03     80    3,017,546.34      82     3,150,506.37
                -------------------------------------------------------------------------------------------------------------------

          Total  4,595   197,581,638.90   211   7,676,873.06    127   4,825,318.88    187    7,111,939.79     525    19,614,131.73
                ===================================================================================================================

                                                                                                             11.4%            9.93%
                                                                                                            =======================


                                                       Repossession Analysis
                  Active Repos                 Reversal                  Current Month
                  Outstanding                 (Redemption)               Repos                  Cumulative Repos
                           Principal                Principal                   Principal               Principal
                  #        Balance           #      Balance              #      Balance         #       Balance
                 ------------------------------------------------------------------------------------------------------------
Excluding Repos   82      3,150,506.37       -7      (264,830.42)        16     542,387.36       98     3,651,291.81

          Repos


          Total


OAKWOOD MORTGAGE INVESTORS, INC. 2000-D                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT # 6
REMITTANCE REPORT
REPORTING MONTH:                                                   May-01                                Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                                 Liquidated                                                                             Net
Account   Customer               Principal         Sales           Insur.          Total         Repossession      Liquidation
Number      Name                 Balance         Proceeds        Refunds         Proceeds         Expenses         Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
2306041   PATRICIA BRANAMAN       39,185.86        39,900.00       1,448.27        41,348.27         6,767.00         34,581.27
2310605   BLANCHE VANFOSSEN       25,758.71        27,500.00           0.00        27,500.00         6,395.00         21,105.00
2313559   SHACKLENE TAYLOR        45,353.01        39,400.00           0.00        39,400.00         6,752.00         32,648.00
2325736   WILLIAM E WHITAKER      31,135.83        32,900.00         334.40        33,234.40         6,557.00         26,677.40
2310415   RICHARD K MARTIN        55,588.74        58,500.00           0.00        58,500.00         9,460.00         49,040.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                                                                        0.00                               0.00
                                ---------------------------------------------------------------------------------------------------
                                 197,022.15       198,200.00       1,782.67       199,982.67        35,931.00        164,051.67
                                ===================================================================================================


                                                 Net               Current
       Unrecov.          FHA Insurance         Pass Thru           Period Net         Cumulative
       Advances            Coverage            Proceeds           Gain/(Loss)      Gain/(Loss)
----------------------------------------------------------------------------------------------------
       3,139.36                0.00           31,441.91            (7,743.95)
       2,463.58                0.00           18,641.42            (7,117.29)
       4,564.57                0.00           28,083.43           (17,269.58)
       2,570.98                0.00           24,106.42            (7,029.41)
       3,813.67                0.00           45,226.33           (10,362.41)
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
                                                   0.00                 0.00
-----------------------------------------------------------------------------
      16,552.16                0.00          147,499.51           (49,522.64)      (180,845.52)
=============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT # 6
REMITTANCE REPORT
REPORTING MONTH:                                                  May-01                                 Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

               PRINCIPAL
                                                           Beginning         Beginning
Senior                            Original Certificate    Certificate   Principal Shortfall   Current Principal         Current
Certificates                            Balance             Balance         Carry-Over               Due             Principal Paid
-----------------------------------------------------------------------------------------------------------------------------------
A-1                                 50,000,000.00        31,352,236.10             0.00         1,264,312.90         1,264,312.90

A-2                                 41,440,000.00        41,440,000.00             0.00                 0.00                 0.00

A-3                                 20,650,000.00        20,650,000.00             0.00                 0.00                 0.00

A-4                                 40,166,000.00        40,166,000.00             0.00                 0.00                 0.00



                                  -------------------------------------------------------------------------------------------------
Total Certificate Principal Bal.   152,256,000.00       133,608,236.10             0.00         1,264,312.90         1,264,312.90
                                  =================================================================================================

                                                           Accelerated
                                 Ending Principal           Principal                  Ending                       Principal Paid
Senior                           Shortfall Carry-          Distribution             Certificate                       Per $1,000
Certificates                           Over                   Amount                  Balance         Pool Factor    Denomination
----------------------------------------------------      -----------------------------------------
A-1                                       0.00               677,559.96              29,410,363.24    58.82073%        38.83746

A-2                                       0.00                     0.00              41,440,000.00   100.00000%         0.00000

A-3                                       0.00                     0.00              20,650,000.00   100.00000%         0.00000

A-4                                       0.00                     0.00              40,166,000.00   100.00000%         0.00000



                                 -------------------      -----------------------------------------
Total Certificate Principal Bal.          0.00               677,559.96             131,666,363.24
                                 ===================      =========================================


                                                                        Beginning        Beginning
Subordinate                                    Original Certificate     Certificate      Principal Shortfall   Current Principal
Certificates                                   Balance                  Balance          Carry-Over            Due
                                               -----------------------------------------------------------------------------------
M-1                                                   18,225,000.00     18,225,000.00    0.00                          0.00
M-1 Outstanding Writedown                                                        0.00

M-2                                                   16,085,000.00     16,085,000.00    0.00                          0.00
M-2 Outstanding Writedown                                                        0.00

B-1                                                   10,722,000.00     10,722,000.00    0.00                          0.00
B-1 Outstanding Writedown                                                        0.00

B-2                                                   10,722,000.00     10,722,000.00    0.00                          0.00
B-2 Outstanding Writedown                                                        0.00

Excess Asset Principal Balance                         6,435,098.09      9,483,715.70
                                               -----------------------------------------------------------------------------------

Total Excluding Writedown Balances                    62,189,098.09     65,237,715.70    0.00                          0.00
                                               ===================================================================================

All Certificates Excluding Writedown Balances        214,445,098.09    198,845,951.80    0.00                  1,264,312.90
                                               ===================================================================================


                                                                                                Accelerated
                                                               Ending Principal    Current      Principal         Ending
Subordinate                                    Current          Shortfall Carry-   Writedown/   Distribution      Certificate
Certificates                                   Principal Paid   Over               (Writeup)    Amount            Balance
                                               ------------------------------------------------------------------------------------
M-1                                                    0.00             0.00                                      18,225,000.00
M-1 Outstanding Writedown                                                           0.00                                   0.00

M-2                                                    0.00             0.00                                      16,085,000.00
M-2 Outstanding Writedown                                                           0.00                                   0.00

B-1                                                    0.00             0.00                                      10,722,000.00
B-1 Outstanding Writedown                                                           0.00                                   0.00

B-2                                                    0.00             0.00                                      10,722,000.00
B-2 Outstanding Writedown                                                                                                  0.00

Excess Asset Principal Balance                                                                  (677,559.96)      10,161,275.66
                                               --------------------------------------------------------------------------------

Total Excluding Writedown Balances                     0.00             0.00        0.00        (677,559.96)      65,915,275.66
                                               ================================================================================

All Certificates Excluding Writedown Balances  1,264,312.90             0.00        0.00               0.00      197,581,638.90
                                               ================================================================================

Subordinate                                                               Principal Paid
Certificates                                                                Per $1,000
                                                         Pool Factor       Denomination
M-1                                                      100.00000%            0.00000
M-1 Outstanding Writedown

M-2                                                      100.00000%            0.00000
M-2 Outstanding Writedown

B-1                                                      100.00000%            0.00000
B-1 Outstanding Writedown

B-2                                                      100.00000%            0.00000
B-2 Outstanding Writedown

Excess Asset Principal Balance


Total Excluding Writedown Balances


All Certificates Excluding Writedown Balances


OAKWOOD MORTGAGE INVESTORS, INC. 2000-D                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT # 6
REMITTANCE REPORT
REPORTING MO.         MONTH                         May-01                                               Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                               Current
                    Pass         Beginning Carry-                             Carry-Over                                 Ending
Senior             Through        Over Priority        Current Priority    Priority Interest                           Carry-Over
Certificates        Rate         Interest Balance      Interest Accrual         Accrual              Paid                Balance
                -------------------------------------------------------------------------------------------------------------------
A-1                6.7000%               0.00              175,049.98              0.00           175,049.98               0.00

A-2                6.7400%               0.00              232,754.67              0.00           232,754.67               0.00

A-3                6.9900%               0.00              120,286.25              0.00           120,286.25               0.00

A-4                7.4000%               0.00              247,690.33              0.00           247,690.33               0.00


                           --------------------------------------------------------------------------------------------------------

Total                                    0.00              775,781.23              0.00           775,781.23               0.00
                           ========================================================================================================



  Interest
   Paid Per
     1000           Total Class
 Denomination      Distribution
---------------------------------

   3.50100        2,116,922.84

   5.61667          232,754.67

   5.82500          120,286.25

   6.16667          247,690.33


              --------------------

                  2,717,654.09
              ====================




                                                                               Current                                Ending
                          Pass     Beginning Carry-                          Carry-Over                             Carry-Over
Subordinate              Through    Over Priority     Current Priority    Priority Interest  Priority Interest   Priority Interest
Certificates              Rate     Interest Balance   Interest Accrued         Accrued              Paid              Balance
                      -------------------------------------------------------------------------------------------------------------
M-1                      8.0700%             0.00         122,563.13              0.00           122,563.13                0.00

M-2                      8.8100%             0.00         118,090.71              0.00           118,090.71                0.00

B-1                      9.5000%             0.00          84,882.50              0.00            84,882.50                0.00

B-2                      7.5000%             0.00          67,012.50              0.00            67,012.50                0.00

X                                    3,179,940.49         727,082.60              0.00                 0.00        3,907,023.09

R                                            0.00               0.00              0.00                 0.00                0.00

Service Fee              1.0000%             0.00         165,704.96              0.00           165,704.96                0.00

Current Trustee Fees                                        4,500.00                               4,500.00

Total                                3,179,940.49       1,289,836.40              0.00           562,753.80        3,907,023.09
                                 ==================================================================================================

 All Certificates                    3,179,940.49       2,065,617.63              0.00         1,338,535.03        3,907,023.09
                                 ==================================================================================================


                        Beginning                      Current                         Ending        Interest
                       Carry-Over       Current      Carry-Over                      Carry-Over      Paid Per
Subordinate             Writedown      Writedown      Writedown      Writedown       Writedown         1000             Total Class
Certificates          Int. Balance   Int. Accrued   Int. Accrued   Interest Paid    Int. Balance   Denomination        Distribution
                      -------------------------------------------------------------------------------------------------------------
M-1                           0.00                                                        0.00         6.72500          122,563.13

M-2                           0.00                                                        0.00         7.34167          118,090.71

B-1                           0.00                                                        0.00         7.91667           84,882.50

B-2                           0.00                                                        0.00         6.25000           67,012.50

X                                                                                                                             0.00

R                                                                                                                             0.00

Service Fee                                                                                                             165,704.96

Current Trustee Fees                                                                                                      4,500.00

Total                         0.00           0.00           0.00            0.00          0.00                          562,753.80
                      =========================================================================                ====================

 All Certificates             0.00           0.00           0.00            0.00          0.00                        3,280,407.89
                      =========================================================================                ====================
                                                             Cumulative X Interest Shortfall                          3,907,023.09
                                                             Cumulative Accelerated Prin. Disb.                      (3,726,177.57)
                                                                                                               --------------------
                                                             Cumulative Losses                                          180,845.52
                                                                                                               ====================